                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Administaff, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                           PAUL J. SARVADI
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER








March 31, 2003

Dear Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at Administaff's Corporate Headquarters, Centre I in the Auditorium, located at 22900 Hwy. 59 N. (Eastex Freeway), Kingwood, Texas 77339, on May 8, 2003 at 10:00 a.m. The Auditorium is accessible to the disabled.

It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope or vote using the telephone or Internet procedures that may be provided to you. Please note that voting using any of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the following pages. Our 2002 Annual Report to Stockholders is also enclosed with these materials.

Your interest in Administaff is appreciated, and we look forward to seeing you on May 8.

Sincerely,

/s/ Paul J. Sarvadi

Paul J. Sarvadi
President and Chief Executive Officer

                                ADMINISTAFF, INC.
                             A DELAWARE CORPORATION
                          19001 CRESCENT SPRINGS DRIVE
                           KINGWOOD, TEXAS 77339-3802

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 2003
                                 KINGWOOD, TEXAS

         The Annual Meeting of the Stockholders of Administaff, Inc., a Delaware corporation (the "Company"), will be held at the Company's Corporate Headquarters in the Auditorium in Centre I, located at 22900 Hwy. 59 N. (Eastex Freeway), Kingwood, Texas 77339, on May 8, 2003 at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

         1. To elect two Class II directors to serve until the 2006 annual meeting of stockholders or until their successors have been elected and qualified.

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2003.

         3. To act upon such other business as may properly come before the meeting or any reconvened meeting after an adjournment thereof.

         Only stockholders of record at the close of business on March 10, 2003 are entitled to notice of, and to vote at, the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. IF YOU ARE PRESENT AT THE MEETING, AND WISH TO DO SO, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.


                                           By Order of the Board of Directors

                                           /s/ John H. Spurgin, II

                                           John H. Spurgin, II
                                           Vice President, Legal,
                                           General Counsel and Secretary


March 31, 2003
Kingwood, Texas

                                ADMINISTAFF, INC.
                             A DELAWARE CORPORATION
                          19001 CRESCENT SPRINGS DRIVE
                           KINGWOOD, TEXAS 77339-3802

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

         The accompanying proxy is solicited by the Board of Directors of Administaff, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders to be held on May 8, 2003, and at any reconvened meeting after an adjournment thereof. The Annual Meeting of Stockholders will be held at 10:00 a.m., Central Daylight Savings Time, at the Company's Corporate Headquarters, Centre I in the Auditorium located at 22900 Hwy. 59 N. (Eastex Freeway), Kingwood, Texas 77339.

         Stockholders of record may vote in one of four ways:

         o        by attending the meeting and voting in person;

         o by signing, dating and returning your proxy in the envelope provided;

         o by submitting your proxy on the Internet at the address listed on your proxy card; or

         o by submitting your proxy using the toll-free number listed on your proxy card.

         If your shares are held in an account at a brokerage firm or bank, you may submit your voting instructions by signing and timely returning the enclosed voting instruction form, by Internet at the address shown on your voting instruction form, by telephone using the toll-free number shown on that form, or by providing other proper voting instructions to the registered owner of your shares.

         If you either return your signed proxy or submit your proxy using the Internet or telephone procedures that may be available to you, your shares will be voted as you direct. IF THE ACCOMPANYING PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE INDICATED THEREON, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. Any stockholder of record giving a proxy has the power to revoke it at any time before it is voted by (i) submitting written notice of revocation to the Secretary of the Company at the address listed above, (ii) submitting another proxy that is properly signed and later dated, or (iii) voting in person at the Annual Meeting. Stockholders who hold their shares through a nominee or broker are invited to attend the meeting but must obtain a signed proxy from the broker in order to vote in person.

         The expense of preparing, printing and mailing proxy materials to the Company's stockholders will be borne by the Company. The Company's transfer agent, Mellon Investor Services, LLC, will assist in the solicitation of proxies from stockholders at a fee of approximately $500 plus reimbursement of reasonable out-of-pocket expenses. In addition, proxies may be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of our common stock.

         The approximate date on which this Proxy Statement and the accompanying proxy card will first be sent to stockholders is March 31, 2003.

         At the close of business on March 10, 2003, the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the 2003 Annual Meeting of Stockholders or any reconvened meeting after an adjournment thereof, 26,853,278 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), were outstanding. Each share of Common Stock is entitled to one vote upon each of the matters to be voted on at the meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is required for a quorum. If a quorum is present at the meeting, action on a matter (other than the election of directors) shall be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. Directors of the Company shall be elected by a plurality of the votes cast. In determining the number of votes cast, shares abstaining from voting or not voted on a matter will not be treated as votes cast. Accordingly, although proxies containing broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are considered "shares present" in determining whether there is a quorum present at the Annual Meeting, they are not treated as votes cast with respect to any matter, and thus will not affect the outcome of the voting on a particular proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of March 10, 2003, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to beneficially own five percent or more of the Common Stock, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company identified under the caption "Election of Directors -- Executive Compensation," and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                                                    AMOUNT AND
                                                                                     NATURE OF
                                                                                     BENEFICIAL           PERCENT
NAME OF BENEFICIAL OWNER                                                           OWNERSHIP (1)         OF CLASS
------------------------                                                           -------------         --------

Michael W. Brown...........................................................            46,123(2)               *
Jack M. Fields, Jr.........................................................            13,634(3)               *
Paul S. Lattanzio..........................................................            51,934(4)               *
Gregory E. Petsch..........................................................             2,145                  *
Richard G. Rawson..........................................................         1,468,026(5)             5.4%
Paul J. Sarvadi............................................................         3,397,232(6)            12.6%
Austin P. Young ...........................................................                --                  *
A. Steve Arizpe............................................................           200,893(7)               *
Jay E. Mincks..............................................................           144,501(8)               *
John H. Spurgin, II........................................................            75,644(9)               *
American Express Travel Related Services Company, Inc......................         1,731,030(10)            6.1%
Ronald Juvonen, et al......................................................         2,988,000(11)           11.1%
EARNEST Partners, L.L.C....................................................         2,416,979(12)            9.0%
Dimensional Fund Advisors, Inc. ...........................................         1,734,900(13)            6.5%
Executive Officers and Directors as a group (13 persons)...................         5,583,028               20.1%

----------

* Represents less than 1%.

(1) Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The address for each officer and director is in care of Administaff, Inc., 19001 Crescent Springs Drive, Kingwood, Texas 77339-3802.

(2) Includes options to purchase 37,500 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(3) Includes options to purchase 7,500 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(4) Includes options to purchase 22,500 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(5) Includes 658,866 shares owned by the RDKB Rawson LP, 521,502 shares owned by the R&D Rawson LP, 350 shares owned by Dawn M. Rawson (spouse), 50 shares owned by Kimberly Rawson (daughter), 50 shares owned by Richard G. Rawson as Custodian for Barbie Rawson UGMA, and options to purchase 149,333 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(6) Includes 2,215,100 shares owned by Our Ship Limited Partnership, Ltd., 957,120 shares owned by the Sarvadi Children's Partnership, Ltd., 10,036 shares owned by Paul J. Sarvadi and Vicki D. Sarvadi, JT TEN, 19,644 shares owned by six education trusts established for the benefit of the children of Paul J. Sarvadi, and options to purchase 195,332 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(7) Includes 334 shares owned by A. Steve Arizpe and Charissa Arizpe (spouse) and options to purchase 198,171 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(8) Includes options to purchase 136,766 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(9) Includes options to purchase 68,132 shares of Common Stock that are exercisable within 60 days of March 10, 2003.

(10) Consists of warrants to purchase 1,731,030 shares of Common Stock. American Express Travel Related Services Company, Inc.'s ("American Express") address is World Financial Center, 200 Vesey Street, New York, NY 10285.

(11) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, Ronald Juvonen is deemed to beneficially own 2,988,000 shares of Common Stock. The shares are held by Downtown Associates I, L.P., Downtown Associates II, L.P., Downtown Associates III, L.P., Downtown Associates IV, L.P. and Downtown Associates V., L.P. (collectively referred to as the "Downtown Funds"). The general partner of the Downtown Funds is Downtown Associates, L.L.C. (the "General Partner"). Ronald Juvonen, as the Managing Member of the General Partner, has sole power to vote and direct the disposition of all shares of the Common Stock held by the Downtown Funds. The address of each of such parties is c/o Downtown Associates, L.L.C., 674 Unionville Road, Suite 105, Kennett Square, Pennsylvania 19348.

(12) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003. EARNEST Partners, L.L.C.'s address is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309. EARNEST Partners, L.L.C. has sole voting power with respect to 1,938,900 shares, shared voting power with respect to 145,979 shares and sole dispositive power with respect to 2,416,979 shares.

(13) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2003. Dimensional Fund Advisors, Inc.'s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Investment Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment advisor to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. However, all securities reported as being owned by Dimensional are owned by the Funds.

                               PROPOSAL NUMBER 1:

                              ELECTION OF DIRECTORS

GENERAL

         The Company's Certificate of Incorporation and Bylaws provide that the number of directors on the Board shall be fixed from time to time by the Board of Directors but shall not be less than three nor more than 15 persons. The number of members constituting the Board of Directors is currently fixed at seven.

         In accordance with the Certificate of Incorporation of the Company, the members of the Board of Directors are divided into three classes and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office, or until a successor is duly elected and qualified. The Certificate of Incorporation also provides that such classes shall be as nearly equal in number as possible. The terms of office of the Class I, Class II and Class III directors expire at the annual meeting of stockholders in 2005, 2003 and 2004, respectively.

         The term of office of each of the current Class II directors expires at the time of the 2003 Annual Meeting of Stockholders, or as soon thereafter as their successors are elected and qualified. Mr. Sarvadi and Mr. Young have been nominated to serve an additional three-year term as Class II directors. Both of the nominees have consented to be named in this Proxy Statement and to serve as a director if elected.

         It is the intention of the person or persons named in the accompanying proxy card to vote for the election of all nominees named below unless a stockholder has withheld such authority. The affirmative vote of a plurality of the votes cast by holders of the Common Stock present in person or by proxy at the 2003 Annual Meeting of Stockholders is required for election of the nominees.

         If, at the time of or prior to the 2003 Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

NOMINEES -- CLASS II DIRECTORS (FOR TERMS EXPIRING AT THE 2006 ANNUAL MEETING)

         PAUL J. SARVADI. Mr. Sarvadi, age 46, President, Chief Executive Officer and co-founder of the Company and its subsidiaries, is a Class II director and has been a director since its inception in 1986. He has been President and Chief Executive Officer of the Company since 1989. Prior to that, he served as Vice President and Treasurer of the Company from its inception in 1986 until April 1987, and then as Vice President from April 1987 until 1989. He attended Rice University and the University of Houston prior to starting and operating several small companies. Mr. Sarvadi has served as President of National Association of Professional Employer Organizations (NAPEO) and was a member of its Board of Directors for five years. He also served as President of the Texas Chapter of the NAPEO for three of the first four years of its existence. Mr. Sarvadi serves on the Board of Directors of the DePelchin Children's Center in Houston. In 1995, Mr. Sarvadi was selected as Houston's Ernst & Young Entrepreneur of the Year for service industries and in 2001, he was selected as the 2001 National Ernst & Young Entrepreneur of the Year for service industries.

         AUSTIN P. YOUNG. Mr. Young, age 62, joined the Company as a Class II director in January 2003 to fill the vacancy created by the resignation of Steven Alesio. Mr. Young served as Senior Vice President, Chief Financial Officer and Treasurer of CellStar Corporation from 1999 to December 2001 when he retired. Before joining CellStar Corporation, he served as Executive Vice President - Finance and Administration of Metamor Worldwide, Inc. from 1996 to 1999. Mr. Young also held the position of Senior Vice President and Chief Financial Officer of American General Corporation for over eight years and was a partner in the Houston and New York offices of KPMG Peat Marwick where his career spanned 22 years before joining American General Corporation. He holds an accounting degree from the University of Texas. Mr. Young currently serves on the Board of Directors of The Park People and the Houston Fire Museum and serves on the Audit Committee of Houston Zoo, Inc. He is a member of the Houston and State Chapters of the Texas Society of CPAs, the American Institute of CPAs, and the Financial Executives Institute.

             THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

DIRECTORS REMAINING IN OFFICE

         MICHAEL W. BROWN. Mr. Brown, age 57, joined the Company as a Class I director in November 1997. Mr. Brown is the past Chairman of the Nasdaq Stock Market Board of Directors and a past governor of the National Association of Securities Dealers. Mr. Brown joined Microsoft Corporation in 1989 as its Treasurer and became its Chief Financial Officer in 1993, in which capacity he served until his retirement in July 1997. Prior to joining Microsoft, Mr. Brown spent 18 years with Deloitte & Touche LLP. Mr. Brown holds a Bachelor of Science in Economics from the University of Washington in Seattle. Mr. Brown is also a director of Wang Laboratories, Inc., 360networks inc. and a member of the Thomas Weisel Partners Advisory Board.

         JACK M. FIELDS, JR. Mr. Fields, age 51, joined the Company as a Class III director in January 1997 following his retirement from the United States House of Representatives, where he served for 16 years. During 1995 and 1996, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields has been Chief Executive Officer of the Twenty-First Century Group in Washington, D.C. since January 1997. Mr. Fields also serves on the Board of Directors for AIM Mutual Funds and the Discovery Channel - Global Education Fund. Mr. Fields earned a Bachelor of Arts in 1974 from Baylor University, and graduated from Baylor Law School in 1977.

         PAUL S. LATTANZIO. Mr. Lattanzio, age 39, has been a Class III director of the Company since 1995. He previously served as a Managing Director for TD Capital Communications Partners (f/k/a Toronto Dominion Capital), a venture capital investment firm, from July 1999 until July 2002. From February 1998 to March 1999, he was a co-founder and Senior Managing Director of NMS Capital Management, LLC, a $600 million private equity fund affiliated with NationsBanc Montgomery Securities. Prior to NMS Capital, Mr. Lattanzio served in several positions with various affiliates of Bankers Trust New York Corporation for over 13 years, most recently as a Managing Director of BT Capital Partners, Inc. for more than 5 years. Mr. Lattanzio has experience in a variety of investment banking disciplines, including mergers and acquisitions, private placements and restructuring. Mr. Lattanzio received his Bachelor of Science in Economics with honors from the University of Pennsylvania's Wharton School of Business in 1984.

         GREGORY E. PETSCH. Mr. Petsch, age 52, joined the Company as a Class I director in October 2002 to fill the vacancy created by the resignation of Linda Fayne Levinson. He retired from Compaq Computer Corporation in 1999 where he had held various positions since 1983, most recently as Senior Vice President of Worldwide Manufacturing and Quality since 1991. Prior to joining Compaq, he worked for ten years for Texas Instruments. In 1992, Mr. Petsch was voted Manufacturing Executive of the Year by Upside Magazine, and in 1993 - 1995 he was nominated Who's Who of Global Business Leaders. He is a Board member of Transform Houston and Culture Shapers. He earned a Bachelor of Business Technology degree from the University of Houston in 1978.

         RICHARD G. RAWSON. Mr. Rawson, age 54, Executive Vice President of Administration, Chief Financial Officer and Treasurer of the Company and its subsidiaries, is a Class III director and has been a director of the Company since 1989. He has been Executive Vice President of Administration, Chief Financial Officer and Treasurer of the Company since February 1997. Prior to that, he served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since 1989. Prior to joining the Company in 1989, Mr. Rawson served as a Senior Financial Officer and Controller for several companies in the manufacturing and seismic data processing industries. Mr. Rawson previously served the National Association of Professional Employer Organizations (NAPEO) as President (1999-2000), First Vice President, Second Vice President and Treasurer. In addition, he previously served as Chairman of the Accounting Practices Committee of NAPEO for five years. He is also a member of the Financial Executives Institute. Mr. Rawson has a Bachelor of Business Administration in finance from the University of Houston.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has appointed three committees: the Finance, Risk Management and Audit Committee, the Compensation Committee and the Nominating Committee.

         The members of the Finance, Risk Management and Audit Committee are Mr. Brown, who serves as Chairperson, Mr. Lattanzio and Mr. Young. All three members are "independent" under the standards of The New York Stock Exchange and SEC Regulations. The Finance, Risk Management and Audit Committee (the "Committee") has been appointed by the Board of Directors to assist the Board in fulfilling its responsibility to oversee the financial affairs, risk management, accounting and financial reporting processes and audits of financial statements of the Company by reviewing and monitoring
(i) the financial affairs of the Company, (ii) the integrity of the Company's financial statements, (iii) the Company's compliance with legal and regulatory requirements, (iv) the independent auditor's (the "external auditors") qualifications and independence, (v) the performance of the personnel responsible for the Company's internal audit function (the "internal auditors") and the external auditors, and (vi) the Company's policies and procedures with respect to risk management, as well as other matters which may come before it as directed by the Board of Directors. The Finance, Risk Management and Audit Committee charter, which has been adopted by the Board of Directors and is attached as Appendix A to this proxy statement, contains a detailed description of the Committee's duties and responsibilities.

         The members of the Compensation Committee are Mr. Fields, who serves as Chairperson, and Mr. Petsch. The Compensation Committee evaluates the performance of and determines the compensation for senior management, administers the Company's compensation programs and performs such other duties as may from time to time be determined by the Board of Directors.

         Mr. Sarvadi is currently the sole member of the Nominating Committee; however, in 2002, the Board of Directors performed the duties of the Nominating Committee. It is the Board's intention to reconstitute the Nominating Committee in 2003 so that all of the members of such committee are independent. The Nominating Committee considers and makes recommendations to the Board of Directors or the stockholders regarding persons to be nominated by the Board of Directors for election as directors and, in the event of a vacancy in the office of the Chief Executive Officer, would recommend a successor to the Board. The Nominating Committee will consider nominations to the Board submitted by stockholders, provided that any stockholder submitting a nomination complies with the procedures set forth in the Company's Bylaws governing nominations by stockholders. Such procedures are described under "Additional Information."

INFORMATION REGARDING MEETINGS

         During 2002, the Finance, Risk Management and Audit Committee had 10 meetings, the Compensation Committee had three meetings, the Nominating Committee had no meetings and the Board of Directors had five meetings. All of the members of the Board participated in more than 75% of the meetings of the Board and Committees of which they were members during the fiscal year ended December 31, 2002.

DIRECTOR COMPENSATION

         Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors of the Company who are not employees of the Company are paid (i) an annual retainer of $20,000,
(ii) $3,500 for each Board of Directors meeting attended, (iii) an annual fee of $3,000 payable for each committee of the Board (if any) which that Director chairs, and (iv) reasonable expenses incurred in serving as a director. All compensation can be taken in cash or Common Stock, at the director's option. In addition, pursuant to the Company's 2001 Incentive Plan, each non-employee director automatically receives, on the date such person first becomes a director, a grant of nonqualified options to purchase 7,500 shares of Common Stock, which have a term of ten years and vest in increments of one-third of the total grant on the first, second and third anniversaries of the grant. In addition, following each annual meeting of the Company's stockholders, each non-employee director who was not initially elected at such meeting, receives an annual grant of nonqualified options to purchase an additional 5,000 shares of Common Stock, all of which have a term of ten years and are fully vested and exercisable on the date of grant. The exercise price of all such options is the closing sale price on the New York Stock Exchange of the Common Stock on the date the options are granted.

EXECUTIVE COMPENSATION

         The following table summarizes certain information regarding compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively the "Named Executive Officers") for services rendered in all capacities to the Company during 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                  ANNUAL COMPENSATION (1)        ------------------
                                                ---------------------------          SECURITIES             ALL OTHER
     NAME AND PRINCIPAL POSITION         YEAR      SALARY         BONUS          UNDERLYING OPTIONS       COMPENSATION (3)
--------------------------------------   ----   ------------   ------------      ------------------     ------------------
Paul J. Sarvadi ......................   2002   $    323,420             --                  30,000     $           11,900
   President and Chief                   2001   $    304,672             --                  60,000     $           11,520
   Executive Officer                     2000   $    297,492   $    223,543                 100,000     $           11,220

Richard G. Rawson ....................   2002   $    303,619   $     31,149(2)               32,000     $            8,202
   Executive Vice President              2001   $    286,020   $     80,590(2)               40,000     $            9,180
   of Administration, Chief              2000   $    279,278   $    306,057(2)               60,000     $            9,180
   Financial Officer and Treasurer

A. Steve Arizpe ......................   2002   $    283,914             --                  32,000     $           11,000
   Executive Vice President              2001   $    266,513             --                  40,000     $           10,500
   of Client Services                    2000   $    260,232   $    195,545                  60,000     $           10,200

Jay E. Mincks ........................   2002   $    257,092             --                  32,000     $            6,669
   Executive Vice President of           2001   $    240,631             --                  40,000     $            6,300
   Sales and Marketing                   2000   $    233,791   $    175,676                  60,000     $            6,213

John H. Spurgin, II ..................   2002   $    222,129             --                  24,000     $           11,000
   Vice President of Legal,              2001   $    209,252             --                  30,000     $           10,500
   General Counsel and Secretary         2000   $    204,526   $    153,686                  40,000     $           10,200


----------
(1) Excludes perquisites and other personal benefits because such compensation did not exceed the lesser of $50,000 or 10% of the total annual salary reported for each executive officer.

(2) Includes a bonus for Mr. Rawson equal to the interest paid by Mr. Rawson to the Company on loans from the Company during the applicable year, plus any applicable taxes due on such component of his bonus. See "Certain Relationships and Related Transactions."

(3) Consists of the Company's employer matching contributions to the Administaff 401(k) Plan and, for Mr. Sarvadi and Mr. Rawson, includes payments of $1,691 and $4,668 in 2002 respectively, with respect to life insurance policies benefiting the named executive.

STOCK OPTIONS
                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                              AT
                                     NUMBER OF        PERCENT OF TOTAL                              ASSUMED ANNUAL RATES OF
                                     SECURITIES         OPTIONS/SARS                               STOCK PRICE APPRECIATION
                                     UNDERLYING          GRANTED TO      EXERCISE OR                  FOR OPTION TERM (3)
                                      OPTIONS/          EMPLOYEES IN      BASE PRICE   EXPIRATION  --------------------------
NAME                              SARS GRANTED (1)       FISCAL YEAR      ($/SH) (2)      DATE         5%              10%
                                  ----------------    ----------------   -----------   ----------  ----------       ---------

Paul J.  Sarvadi.............            30,000             2.7%            $14.69      05/07/12     $277,154       $702,362

Richard G. Rawson............            20,000                             $14.69      05/07/12     $184,769       $468,242
                                         12,000                             $ 4.02      10/04/12       30,338         76,882
                                         ------                                                      --------       --------
                                         32,000             2.9%                                     $215,107       $545,124

A. Steve Arizpe .............            20,000                             $14.69      05/07/12     $184,769       $468,242
                                         12,000                             $ 4.02      10/04/12       30,338         76,882
                                         ------                                                      --------       --------
                                         32,000             2.9%                                     $215,107       $545,124

Jay E. Mincks ...............            20,000                             $14.69      05/07/12     $184,769       $468,242
                                         12,000                             $ 4.02      10/04/12       30,338         76,882
                                         ------                                                      --------       --------
                                         32,000             2.9%                                     $215,107       $545,124

John H. Spurgin, II..........            15,000                             $14.69      05/07/12     $138,577       $351,181
                                          9,000                             $ 4.02      10/04/12       22,753         57,662
                                         ------                                                      --------       --------
                                         24,000             2.1%                                     $161,330       $408,843

(1) All options have a term of ten years and become exercisable in increments of one-fifth of the total grant on the first, second, third, fourth and fifth anniversaries of the grant.

(2) The exercise price of the options granted is equal to the closing price per share of the Common Stock on the New York Stock Exchange on the date of grant.

(3) Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10% compounded annually for the term of the options.


            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                                                    NUMBER OF
                                                                                    SECURITIES             VALUE OF
                                                                                    UNDERLYING           UNEXERCISED
                                                                                   UNEXERCISED           IN-THE-MONEY
                                                                                 OPTIONS/SARS AT       OPTIONS/SARS AT
                                                   SHARES                        FISCAL YEAR-END       FISCAL YEAR-END
                                                ACQUIRED ON        VALUE           EXERCISABLE/          EXERCISABLE/
NAME                                             EXERCISE         REALIZED        UNEXERCISABLE       UNEXERCISABLE (1)
----                                            -----------       --------       ---------------      -----------------
Paul J. Sarvadi...........................            --              --         162,664/107,336        $ -- / $    --
Richard G. Rawson.........................            --              --         128,666/ 81,334        $ -- / $23,760
A. Steve Arizpe...........................         5,200          $93,226        177,504/ 89,334        $ -- / $23,760
Jay E. Mincks.............................         6,000          $85,920        116,099/ 89,334        $ -- / $23,760
John H. Spurgin, II.......................         4,000          $58,720         53,464/ 61,736        $ -- / $17,820

(1) Represents the difference between the closing price of the Company's Common Stock on December 31, 2002, the last trading day of the year, ($6.00) and the exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee is responsible for evaluating the performance of and determining the compensation for executive officers including the Chief Executive Officer. It is also responsible for overseeing the Company's 1997 Incentive Plan and 2001 Incentive Plan (the "Incentive Plans"). The Compensation Committee has furnished the following report on executive compensation for 2002.

         The Company's compensation programs are designed to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package for executive officers, including the Chief Executive Officer, generally consists of three components: (i) a base salary payable in cash, (ii) variable compensation, which is targeted as a percentage of base pay and may be payable in cash awards, phantom shares, performance units, bonus stock or other stock-based awards, and (iii) long-term incentive compensation, which generally consists of stock options.

Base Salary

         The base salary is intended to provide a stable annual salary at a level consistent with individual contributions and at a level that attracts and retains talented executive officers. In 2000, the Compensation Committee reviewed the overall compensation levels of executives of a peer group of companies, and generally sought to set base compensation at the median point of the range of those compensation levels and total compensation (variable plus base) at the third quartile of the range in comparison to such peer companies. In determining the overall level of compensation in 2000 for each of the Company's executive officers, including the Chief Executive Officer, the Compensation Committee took into account various qualitative and quantitative indicators of corporate and individual performance. In setting base salary for executives other than the Chief Executive Officer, the Compensation Committee also considered the Chief Executive Officer's subjective evaluation of each executive's performance. In 2001 and 2002, the Compensation Committee set the base salary for each of the Company's executive officers, including the Chief Executive Officer, at 3% above their salary for the previous year.

Variable Compensation

         Variable compensation is intended to link officers' compensation to the Company's performance. As an incentive, the Compensation Committee sets a target for variable compensation which is generally computed as a percentage of base salary. The target variable compensation is subject to adjustment based on the Company's performance. In determining the amount of variable compensation to award, if any, the Compensation Committee considers factors that it deems relevant to the measurement of the Company's performance. Such factors have included earnings per share, pretax earnings and other factors that the committee has identified as relating to the Company's performance. Based on these factors, no variable compensation was paid to any executive officer in 2002, except for Mr. Sarvadi who received options to purchase 30,000 shares of Common Stock, and Mr. Rawson who received an additional bonus equal to the interest paid by him on loans from the Company plus any applicable taxes due on such additional bonus. See "CEO Compensation" below and "Certain Relationships and Related Transactions."

Long-term Incentive Compensation

         Long-term incentive compensation is provided through the Incentive Plans, the objectives of which are to promote the interests of the Company by encouraging employees of the Company and its subsidiaries to acquire or increase their equity interest in the Company and to provide a means whereby such persons may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Awards under the Incentive Plans have generally been made in the form of stock options, although in the future such awards may include phantom shares, performance units, bonus stock or other stock-based awards. The Compensation Committee believes that stock options align the interest of the Company's executives with those of its stockholders by encouraging executives to enhance the value of the Company, and hence, the price of the Common Stock and each stockholder's return. The Company may periodically grant new options or other long-term equity-based incentives to provide continuing incentive for future performance. In making the decision to grant options, the Compensation Committee considers factors including an executive's current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with the Company and the value of the executive's service to the Company. The Compensation Committee evaluates the overall dilutive effect of the total grant and then establishes individual grant levels based on the executive's grade level.

         In 2002, the Company granted options to purchase an aggregate of 326,000 shares of Common Stock to executive officers of the Company, including the Chief Executive Officer.

CEO Compensation

         The compensation of the Chief Executive Officer is determined in the same manner as the other executives of the Company, as set forth above, and includes stock options. In 2002, the Compensation Committee granted Mr. Sarvadi options to purchase 30,000 shares of Common Stock. In making the grant, the Compensation Committee considered Mr. Sarvadi's large ownership position in the Company. Although the Compensation Committee believes that the grant of options to Mr. Sarvadi further aligns his interests with those of stockholders, the Compensation Committee considered the grant to Mr. Sarvadi to be more in the nature of variable compensation than a long-term incentive.

Section 162(m) of the Internal Revenue Code

         Because the Company has not yet granted any executive officer compensation exceeding $1,000,000 in any year, the Compensation Committee has not yet adopted a policy with respect to the limitation under Section 162(m) of the Internal Revenue Code, which generally limits the Company's ability to deduct compensation in excess of $1,000,000 to a particular executive officer in any year. The Compensation Committee, in consultation with the Board of Directors, will adopt such a policy if the compensation awarded to an executive exceeds such amount.

                                                    Jack M. Fields, Jr.
                                                    Gregory E. Petsch


REPORT OF THE FINANCE, RISK MANAGEMENT AND AUDIT COMMITTEE

         The Finance, Risk Management and Audit Committee (the "Committee") has been appointed by the Board of Directors to assist the Board in fulfilling its responsibility to oversee the financial affairs, risk management, accounting and financial reporting processes and audits of the financial reporting processes and audits of the financial statements of the Company. The Committee operates under a written charter adopted by the Board of Directors and reviewed annually by the Committee. A copy of the Committee charter is attached to this proxy statement as Appendix A. The Committee is comprised solely of independent directors, as defined in Section 303.01 of the Listed Company Manual of the New York Stock Exchange. The Committee has furnished the following report for 2002.

         The Committee has reviewed and discussed the Company's consolidated audited financial statements as of and for the year ended December 31, 2002 with management and the independent auditor. The Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, (Communication with Audit Committees), as currently in effect.

         The Committee has received from the independent auditor the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Committee has discussed with the independent auditor that firm's independence. The Committee has also considered the compatibility of the provision of non-audit services with the independent auditor's independence.

         Based on the Committee's reviews and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                    Michael W. Brown
                                                    Paul S. Lattanzio
                                                    Austin P. Young

PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG ADMINISTAFF, INC., THE S&P SMALLCAP 600 INDEX
                                AND A PEER GROUP

                                    [GRAPH]

                               12/97        12/98    12/99   12/00   12/01    12/02
                               ------      ------   ------  ------  ------   ------
ADMINISTAFF, INC.              100.00       96.62   116.91  210.24  211.86    46.38
S & P SMALLCAP 600             100.00       98.69   110.94  124.03  132.14   112.81
PEER GROUP                     100.00      135.13   176.15  233.56  203.44   144.48

* $100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

       The above performance graph compares the cumulative total stockholder return of the Common Stock to the cumulative total stockholder return of the Standard & Poor's SmallCap 600 Stock Index and a peer group index for the period from December 31, 1997 to December 31, 2002 (assuming reinvestment of any dividends and an investment of $100 in each on December 31, 1997). The peer group used this year is the same peer group the Company used last year. The peer group consists of Team America, Inc., TeamStaff, Inc., Gevity HR, Inc., Automatic Data Processing, Inc., and Paychex, Inc., each of which provides professional employer services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms that they file.

         Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) reports with respect to the year ended December 31, 2002 applicable to its officers, directors and greater than 10% beneficial owners, were timely filed, except that Gregory E. Petsch was late in filing one Form 4 reflecting a change in the beneficial ownership of his Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1995, Richard G. Rawson, Executive Vice President of Administration, Chief Financial Officer, Treasurer and a director of the Company, exercised options to purchase 897,334 shares of Common Stock (as adjusted for the 2-for-1 split of the Common Stock effected in October 2000) at a price of $1.50 per share (as adjusted for the 2-for-1 split of the Common Stock effected in October 2000). The purchase price was paid in cash by Mr. Rawson. In connection with the exercise of the options, the Company entered into a loan agreement with Mr. Rawson in the amount of approximately $694,000, whereby the Company paid certain federal income tax withholding requirements related to the stock option exercise. This loan was paid in full in June 2002. The loan accrued interest at 6.93%; however, pursuant to an understanding Mr. Rawson had with the Company, in each year that the loan was outstanding, Mr. Rawson received a bonus equal to the interest paid by Mr. Rawson on the loans, plus any applicable taxes due on such component of his bonus. See "Report of the Compensation Committee of the Board of Directors."

         Our Ship Limited Partnership, Ltd. ("Our Ship"), which is a family limited partnership owned by Mr. Paul Sarvadi, President and Chief Executive Officer of the Company, and members of his immediate family, is a client of the Company. In 2002, Our Ship paid comprehensive service fees of $86,167 ($24,689 net of payroll costs) to the Company. Mr. Sarvadi's brother is an owner and officer of three companies that are clients of the Company. In 2002, the three companies paid comprehensive service fees totaling $2,305,191 ($537,102 net of payroll costs) to the Company.

         In March 1998, the Company completed a Securities Purchase Agreement (the "Agreement") with American Express Travel Related Services Company, Inc. ("American Express") whereby the Company sold to American Express units consisting of shares of Common Stock and warrants to purchase additional shares of Common Stock for a total purchase price of $17.7 million. The warrants had exercise prices ranging from $20 to $40 per share (as adjusted for the 2-for-1 split of the Common Stock effected in October 2000) and terms ranging from three to seven years. On March 5, 2002, American Express exercised warrants to purchase 526,271 shares of Common Stock at $25.00 per share. The Company repurchased the 526,271 shares of Common Stock from American Express for a per share price of $27.02, which was the closing price of the shares on the New York Stock Exchange Composite Transaction Tape on March 5, 2002. On February 25, 2003, the Company purchased 1,286,252 shares of Common Stock from American Express at a purchase price of $6.00 per share.

         In March 1998, the Company entered into a Marketing Agreement with American Express, under which American Express is utilizing its resources and working jointly with the Company to generate appointments with prospects for the Company's services from the American Express customer base in certain markets. In addition, certain American Express services are included in the Company's My MarketPlace(SM) offerings. The Company pays a commission to American Express based upon the number of worksite employees paid after being referred to the Company pursuant to the Marketing Agreement and the total number of worksite employees paid by the Company. In 2002, the Marketing Agreement produced 17.4% of the Company's sales leads and 16.6% of new worksite employees sold. In 2002, the Company paid commissions totaling $1.9 million to American Express under this agreement. The Marketing Agreement expires at the end of 2005 for existing markets, but was recently extended until the end of 2006 for new markets opened after 2002 through 2005.

                               PROPOSAL NUMBER 2:

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


GENERAL

         The Finance, Risk Management and Audit Committee has appointed the firm of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2003, subject to ratification by the Company's stockholders. Ernst & Young has served as the Company's independent public accountants since 1991. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

FEES OF ERNST & YOUNG LLP

Ernst & Young's fees for professional services totaled $950,000 for 2002 and $565,000 for 2001. Ernst & Young's fees for professional services included the following:

                  o Audit Services -- fees for audit services, which relate to the consolidated audit, quarterly reviews, accounting consultations, subsidiary audits and related matters were $221,000 in 2002 and $173,000 in 2001.

                  o Audit-Related Services -- fees for audit-related services, which consisted of the retirement plan audit and quarterly agreed-upon procedures, were $37,000 in 2002 and $36,000 in 2001.

                  o Tax Services -- fees for tax services, which primarily related to income tax compliance and consultation services, were $617,000 in 2002 and $356,000 in 2001.

                  o Other Services -- there were no fees for other services in 2002 or 2001.


         The Finance, Risk Management and Audit Committee reviewed the non-audit services provided to the Company and considered whether Ernst & Young's provision of such services was compatible with maintaining its independence.


REQUIRED AFFIRMATIVE VOTE

         If the votes cast in person or by proxy at the 2003 Annual Meeting of Stockholders in favor of this proposal exceed the votes cast opposing the proposal, the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2003 will be ratified. If the appointment of Ernst & Young is not ratified, the Finance, Risk Management and Audit Committee will reconsider the appointment.

         THE FINANCE, RISK MANAGEMENT AND AUDIT COMMITTEE RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP'S APPOINTMENT AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             ADDITIONAL INFORMATION

DELIVERY OF PROXY STATEMENT

         Effective in December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g,. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies. This year, a number of brokers with accountholders who are Administaff stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to Administaff, Inc., Attention: Ruth Holub, Investor Relations Administrator, 19001 Crescent Springs Drive, Kingwood, Texas 77339 or contact Ruth Holub at 800-237-3170. The Company will promptly deliver a separate copy to you upon request. If you are a holder of record of Administaff shares, you will be receiving a communication from our transfer agent, Mellon Investor Services, regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may communicate with Mellon Investor Services by writing to P. O. Box 3315, South Hackensack, New Jersey 07606, or by email at www.shrrelations@melloninvestor.com.


STOCKHOLDER PROPOSALS FOR 2003 MEETING

         In order for director nominations and stockholder proposals to have been properly submitted for presentation at the 2003 annual meeting, notice must have been received by the Company between the dates of October 30, 2002 and November 29, 2002. The Company received no such notice, and no stockholder director nominations or proposals will be presented at the annual meeting.

STOCKHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

         Any proposal of a stockholder intended to be considered for inclusion in the Company's proxy statement for the 2004 Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than the close of business on December 2, 2003.

ADVANCE NOTICE REQUIRED FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

         The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other proposals to be presented at an annual meeting of stockholders. Notice will be considered timely for the annual meeting to be held in 2004 if it is received not later than the close of business on December 2, 2003 and not earlier than the close of business on November 2, 2003. In addition, the Bylaws require that such written notice set forth (a) for each person whom the stockholder proposes to nominate for election, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected, and (b) as to such stockholder (i) the name and address, as they appear on the Company's books, of such stockholder, (ii) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder, and (iii) a description of all agreements, arrangements or understandings between such stockholder and each such person that such stockholder proposes to nominate as a director and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

         In the case of other proposals by stockholders at an annual meeting, the Bylaws require that such written notice set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the reasons for conducting such business at the annual meeting, (c) the name and address, as they appear on the Company's books, of such stockholder, (d) the class and number of shares of the Company's stock which are beneficially owned by such stockholder, and (e) any material interest of such stockholder in such business.

                              FINANCIAL INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES AND EXHIBITS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO RUTH HOLUB, INVESTOR RELATIONS ADMINISTRATOR, ADMINISTAFF, INC., 19001 CRESCENT SPRINGS DRIVE, KINGWOOD, TEXAS 77339-3802.



                                          By Order of the Board of Directors

                                          /s/ John H. Spurgin, II

                                          John H. Spurgin, II
                                          Vice President of Legal,
                                          General Counsel and Secretary



March 31, 2003
Kingwood, Texas

                                   APPENDIX A



ADMINISTAFF                                         FINANCE, RISK MANAGEMENT AND
                                                    AUDIT COMMITTEE CHARTER
PURPOSE

The Finance, Risk Management and Audit Committee (the "Committee") has been appointed by the Board of Directors to assist the Board in fulfilling its responsibility to oversee the financial affairs, risk management, accounting and financial reporting processes and audits of financial statements of the Company by reviewing and monitoring (i) the financial affairs of the Company, (ii) the integrity of the Company's financial statements, (iii) the Company's compliance with legal and regulatory requirements, (iv) the independent auditor's (the "external auditors") qualifications and independence, (v) the performance of the personnel responsible for the Company's internal audit function (the "internal auditors") and the external auditors, and (vi) the Company's policies and procedures with respect to risk management, as well as other matters which may come before it as directed by the Board of Directors.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The Board of Directors and the Committee recognize that the Company's management is responsible for preparing the Company's financial statements and the external auditors are responsible for auditing those financial statements. Therefore, the Board of Directors and the Committee's responsibility is one of oversight.

MEMBERSHIP AND MEETINGS

The Committee shall consist of not fewer than three directors who serve at the discretion of the Board of Directors. The Board of Directors shall appoint the members of the Committee on the recommendation of the Nominating Committee. The Committee's composition shall meet the independence and experience requirements of the New York Stock Exchange ("NYSE"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Committee shall be a financial expert, as defined by the Commission. Committee members shall not serve simultaneously on audit committees of more than two other public companies.

The Committee shall meet as often as it determines is necessary, but in any event shall meet not less frequently than quarterly. The Committee shall meet separately, periodically, with the management, with the internal auditors and with the external auditors. The Committee may ask officers and employees of the Company, the Company's outside counsel, the Company's external auditor or others to attend meetings with, and furnish pertinent information to, the Committee.

AUTHORITY

The Committee is empowered to investigate any matter relating to the financial affairs and risk management of the Company brought to its attention, and shall have full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority to retain and obtain advice and assistance from independent counsel, accounting and other advisors without seeking board approval. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

RESPONSIBILITIES

The Committee has the sole responsibility and authority to select (subject to stockholder ratification), evaluate and, where appropriate, replace the Company's external auditors. The Committee shall preapprove all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the external auditors, subject to, and in compliance with, the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Committee shall be directly responsible for the compensation and oversight of the work of the external auditor (including resolution of disagreements between management and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The external auditor shall report directly to the Committee. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the decisions of such sub-committee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

In addition to the foregoing, the Committee shall:

Oversight of the External Auditors


Review and discuss with the external auditor the planning and staffing of the annual audit and any other services provided by the Company's external auditors, and approve the terms of and any fees related to the audit and such other services.

1.       Review and evaluate the lead partner of the external auditors.

2. At least annually, obtain and review a report by the external auditors describing (i) the external auditors' internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (iii) all relationships between the external auditor and the Company. Evaluate the external auditors' qualifications, performance and independence, including considering whether the external auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the external auditor's independence. In making this evaluation, the Committee shall take into account the opinions of management and the internal auditor.

3. Ensure that the external auditors deliver to the Committee on a periodic basis a formal written report delineating all relationships between the external auditors and the Company, actively engage in a dialogue with the external auditors with respect to any such disclosed relationships or services that may impact the objectivity and independence of the external auditors, and recommend that the Board of Directors take appropriate action in response to the written report to satisfy itself of the independence of the external auditors. The Committee shall present its conclusions with respect to the external auditor to the full Board of Directors.

4. Assure the regular rotation of both the lead (or coordinating) audit partner (having primary responsibility for the audit) and the audit partner responsible for reviewing the audit as required by law. Consider, whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

5. Establish hiring policies for the Company's employment of the external auditors' employees or former employees who participated in any capacity in the audit of the Company.

Selection and Oversight of the Internal Auditors

6. Discuss and approve the appointment and replacement of the internal auditors.

7. Review and discuss with the internal auditors significant reports that the internal auditors prepare for management as well as management's responses to those reports.

8. Discuss with management and the external auditors the responsibilities, budget, staffing and qualifications of the internal auditors.

Financial Statements, Disclosure and Compliance Matters

9. Prior to the filing of the Company's quarterly report on Form 10-Q and annual report on Form 10-K, review and discuss with the external auditors and management the annual audited financial statements and quarterly financial statements, as applicable, including disclosures made in management's discussion and analysis of financial condition and results of operations, the results of any annual audit or interim financial review and any report or opinion rendered in connection therewith, as the case may be. Recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

10. Review with the external auditors any communication or consultation between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

11. Review and consider with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including any difficulties the external auditors encountered in the course of audit work, any restrictions on the scope of the auditors' activities or access to requested information, and any significant disagreements with management, whether satisfactorily resolved or not.

12. Review and discuss quarterly reports from the external auditors concerning (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditors; and (iii) any material communications between the external auditors and management such as any management letter provided by the external auditors and management's response to that letter, as well as any schedule of unadjusted differences.

13. Review the disclosures that the CEO and CFO make to the Committee and the external auditors in connection with the certification process for the Company's Form 10-K and Form 10-Q concerning any significant deficiencies or weaknesses in the design or operation of internal controls and any fraud that involves management or other employees who have a significant role in the internal controls of the Company.

14. Review and discuss with management any earnings press releases, with particular emphasis on the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally, covering, for example the types of information to be disclosed and the type of presentation to be made.

15. Review and discuss with management and the external auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

16. Meet periodically with management to review and discuss the Company's major risk exposures and any steps management has taken to monitor and control such exposures, including the Company's guidelines and policies concerning risk assessment and management.

17. Review and discuss with management and the external auditors major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles, any major issues concerning the adequacy of the Company's internal controls and special steps adopted in light of material control deficiencies.

18. Review proposed changes to the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls.

19. Obtain assurance from the external auditors that they are not required to make any of the reports described in Section 10A(b) of the Exchange Act.

20. Assist the Board of Directors in its oversight of the Company's legal and regulatory compliance by advising the Board of Directors with respect to the Company's policies and procedures concerning compliance with the Company's Code of Business Conduct and Ethics. Obtain reports from management, the internal auditors and the external auditors addressing the Company's and its subsidiaries' compliance with the Company's Code of Business Conduct and Ethics as well as applicable laws and regulations. Review reports and disclosures of insider and affiliated party transactions.

21. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. Discuss with management, the internal auditor and the external auditors any legal matters that may have a material impact on the financial statements or the Company's compliance policies and any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

23. Review and approve the services provided by independent accounting firms other than the external auditors.

24. Provide a report of Committee activities to the Board of Directors at regular intervals and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's external auditors, or the performance of the internal auditors.

25. Perform such other functions as requested by the Board of Directors, or required by law or NYSE rule.

ANNUAL REVIEW OF CHARTER AND PERFORMANCE

At least annually, the Committee shall review and reassess the adequacy of this Charter. The Committee shall report the results of the review to the Board of Directors and, if necessary, recommend that the Board of Directors amend this Charter. The Committee shall annually review its own performance.

                                                             Please
                                                             Mark Here
                                                             for Address    [  ]
                                                             Change or
                                                             Comments
                                                             SEE REVERSE SIDE

                               ADMINISTAFF, INC.
    PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY


                               FOR  WITHHELD  FOR ALL                                                    FOR      AGAINST    ABSTAIN
1. Election of Directors.      ALL    ALL     EXCEPT   2. To ratify the appointment of Ernst & Young     [ ]        [ ]        [ ]
Nominees: 01) Paul J. Sarvadi  [ ]    [ ]      [ ]        LLP as the Company's independent auditors for
          02) Austin P. Young                             the year 2003.



FOR ALL EXCEPT NOMINEE(S) CROSSED OUT.






                                                                      The undersigned hereby revokes all previous proxies relating to the shares of Common Stock covered hereby and confirms all that said Proxy may do by virtue hereof.


                                                                      Dated:__________________________________________________, 2003



                                                                      --------------------------------------------------------------
                                                                                               Signature of Stockholder


                                                                      --------------------------------------------------------------
                                                                                               Signature of Stockholder

                                                                      This proxy must be signed exactly as the name appears hereon.
                                                                      Joint owners should each sign. Executors, administrators,
                                                                      trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly
                                                                      authorized officer.
------------------------------------------------------------------------------------------------------------------------------------


                            o FOLD AND DETACH HERE o


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.



              INTERNET                                      TELEPHONE                                 MAIL
      http://www.eproxy.com/asf                           1-800-435-6710
Use the Internet to vote your proxy.           Use any touch-tone telephone to                 Mark, sign and date
Have your proxy card in hand when you          vote your proxy. Have your proxy                  your proxy card
access the web site. You will be         OR    card in hand when you call. You will    OR              and
prompted to enter your control                 be prompted to enter your control                return it in the
number, located in the box below, to           number, located in the box below,              enclosed postage-paid
create and submit an electronic                and then follow the directions                       envelope.
ballot.                                        given.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                               ADMINISTAFF, INC.
                           TO BE HELD ON MAY 8, 2003


         The undersigned hereby appoints Richard G. Rawson and John H Spurgin II, or either of them, as the lawful agents and proxies of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Administaff, Inc. held of record by the undersigned on March 10, 2003, at the Annual Meeting of Stockholders of Administaff, Inc., to be held at the Company's Corporate Headquarters, Centre I in the Auditorium, located at 22900 Hwy. 59 N. (Eastex Freeway), Kingwood, Texas on May 8, 2003 at 10:00 a.m., Central Daylight Savings Time, or any reconvened meeting after an adjournment thereof.


         It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PERSONS NAMED HEREIN ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.



        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


            YOU CAN NOW ACCESS YOUR ADMINISTAFF, INC. ACCOUNT ONLINE.

Access your Administaff, Inc. shareholder account online via Investor Service Direct(R) (ISD).


Mellon Investor Services LLC, agent for Administaff, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:



         o   View account status          o  View payment history for dividends
         o   View certificate history     o  Make address changes
         o   View book-entry information  o  Obtain a duplicate 1099 tax form
                                          o  Establish/change your PIN


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.



STEP 1: FIRST TIME USERS - ESTABLISH A PIN              STEP 2: LOG IN FOR ACCOUNT ACCESS         STEP 3: ACCOUNT STATUS SCREEN

You must first establish a Personal Identification      You are now ready to log in. To           You are now ready to access your
Number (PIN) online by following the directions         access your account please enter          account information. Click on the
provided in the upper right portion of the web          your:                                     appropriate button to view or
screen as follows. You will also  need your                                                       initiate transactions:
Social Security Number (SSN) available to establish     o  SSN
a PIN.                                                  o  PIN                                    o  Certificate History
INVESTOR SERVICEDIRECT(R) IS CURRENTLY ONLY             o  Then click on the [SUBMIT] button      o  Book-Entry Information
AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.                                             o  Issue Certificate
o  SSN                                                  If you have more than one account,        o  Payment History
o  PIN                                                  you will now be asked to select the       o  Address Change
o  Then click on the [ESTABLISH PIN] button             appropriate account.                      o  Duplicate 1099

Please be sure to remember your PIN, or maintain it in a secure place for future reference.



              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME